SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 22, 2003

WJ COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Commission file number 000-31337

DELAWARE	94-1402710
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

401 River Oaks Parkway, San Jose, California	95134
(Address of principal executive offices)	(Zip Code)

(408) 577-6200
(Registrant’s telephone number, including area code)

Item 9.                                                           Regulation FD Disclosure (Information Required by Item 12 is being Provided)

The following information being furnished under this Item 9 is intended to provide the information required by Item 12 “Results of Operations and Financial Condition”, pursuant to SEC Release 33-8216:

On April 22, 2003, WJ Communications, Inc. (the “Company”) issued a press release relating to its financial results for the quarterly period ended March 30, 2003. A copy of the Company’s Press Release and the financial statements which were included in the Press Release, is attached hereto as Exhibit 99.1 and is being furnished, not filed, under Item 12 of this Report on Form 8-K.

Item 7.                                                           Financial Statements and Exhibits

(c) Exhibits

99.1                           Press Release dated April 22, 2003 announcing the Company’s financial results for the quarterly period ended March 30, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

WJ COMMUNICATIONS, INC.

By:	/s/ FRED J. KRUPICA
Fred J. Krupica
Chief Financial Officer
(principal financial officer)

Dated:  April 22, 2003